UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2005

Heritage Commerce Corp
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Almaden Boulevard
San Jose, California    95113
(Address of principal executive offices including zip code)

(408) 947-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 24, 2005 Anneke Dury, Kirk Rossmann and Richard L. Conniff resigned from the Board of Directors. These resignations along with the resignation of Roy E. Lave on March 17, 2005, were in connection with the Board's decision in February 2005, to reduce the size of the Board to 11 persons. Mr. Conniff continues as the Company's Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2005	Heritage Commerce Corp
By: /s/ Lawrence D. McGovern Name: Lawrence D. McGovern Executive Vice President and Chief Financial Officer